Exhibit 10.15

CONFIRMATION OF RESCISSION OF NOTE AMENDMENTS

On November 27, 2020 and February 10, 2021, 180 Life Corp., CannBioRex Pharma Ltd. and CannBioRex Pharma Corp., each director or indirect subsidiaries of 180 Life Sciences Corp., a Delaware corporation (the “Companies”), entered into 18 Amendment to Loan Agreements with Sir Marc Feldmann, as more fully described in Exhibit A (collectively, the “Note Amendments”).

The Note Amendments were entered into in error, and by their execution of this Confirmation of Rescission of Note Amendments below, Sir Marc Feldmann and the Companies, agree, confirm and acknowledge that:

●	The Note Amendments were entered into error and did not reflect the agreement of the parties thereto;

●	Such Note Amendments are rescinded and terminated, effective as of the applicable dates set forth under “Date of Amendment” on Exhibit A (the “Effective Date”, as applicable); and

●	The effect of this Confirmation of Rescission of Note Amendments shall be as if such Note Amendments were never entered into by the parties, never effective and never binding, effective as of the Effective Date (as applicable).

180 Life Corp.

	By:	/s/ James Woody

	Printed Name:	James Woody

	Its:	CEO 180 Life Sciences

CannBioRex Pharma Ltd.

	By:	/s/ Ozan Pamir

	Printed Name:	Ozan Pamir

	Its:	CFO

CannBioRex Pharma Corp.

	By:	/s/ Ozan Pamir

	Printed Name:	Ozan Pamir

	Its:	CFO
/s/ Marc Feldmann
Sir Marc Feldmann

EXHIBIT A

Number	Noteholder Name	Date of Amendment	Borrower	Currency	Amount	Date of Original Note
1	Sir Marc Feldmann	2/10/2021	180 Life Corp.	GBP	60,000	10/20/2019
2	Sir Marc Feldmann	2/10/2021	CannBioRex Pharma Ltd.	GBP	5,198.18	2/28/2019
3	Sir Marc Feldmann	2/10/2021	180 Life Corp.	USD	40,000	10/29/2019
4	Sir Marc Feldmann	2/10/2021	180 Life Corp.	USD	10,000	10/29/2019
5	Sir Marc Feldmann	2/10/2021	CannBioRex Pharma Ltd.	GBP	15,029.78	11/27/2019
6	Sir Marc Feldmann	2/10/2021	CannBioRex Pharma Corp.	CAD	10,000	12/11/2019
7	Sir Marc Feldmann	2/10/2021	180 Life Corp.	USD	137,381	1/20/2020
8	Sir Marc Feldmann	2/10/2021	CannBioRex Pharma Ltd.	GBP	5,193.18	1/30/2020
9	Sir Marc Feldmann	2/10/2021	CannBioRex Pharma Ltd.	GBP	14,111.43	2/28/2020
10	Sir Marc Feldmann	2/10/2021	180 Life Corp.	USD	1,871.75	4/2/2020
11	Sir Marc Feldmann	2/10/2021	180 Life Corp.	USD	1,563.75	4/2/2020
12	Sir Marc Feldmann	2/10/2021	180 Life Corp.	USD	12,905	4/13/2020
13	Sir Marc Feldmann	2/10/2021	180 Life Corp.	USD	7,889.75	5/30/2020
14	Sir Marc Feldmann	11/27/2020	CannBioRex Pharma Ltd.	GBP	6,712.31	8/26/2020
15	Sir Marc Feldmann	2/10/2021	181 Life Corp.	GBP	5,833.33	4/28/2020
16	Sir Marc Feldmann	2/10/2021	180 Life Corp.	GBP	5,193.18	10/30/2019
17	Sir Marc Feldmann	2/10/2021	180 Life Corp.	USD	1,961	5/19/2020
18	Sir Marc Feldmann	2/10/2021	180 Life Corp.	GBP	5,833.33	5/29/2020